UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 31, 2011
Date of Report (date of earliest event reported)

SCHIFF NUTRITION INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2002 South 5070 West Salt Lake City, Utah		84104-4726
(Address of principal executive offices)		(Zip Code)

(801) 975-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 3, 2011, Schiff Nutrition International, Inc. (the “Company”, “we, “us” or “our”) filed a Current Report on Form 8-K (the “Original Report”), reporting, among other things, our acquisition (the “Acquisition”) of certain inventory, receivables and intellectual property, among other things (collectively, the “Assets”), and our assumption of certain liabilities (the “Liabilities”), in each case relating to, among other things, probiotic brands Sustenex and Digestive Advantage, pursuant to an Asset Purchase Agreement (the “APA”) dated as of June 1, 2011, by and between us and Ganeden Biotech, Inc. (“Ganeden”).  This Current Report on Form 8-K/A amends and supplements the Original Report to provide the financial statements and pro forma financial information required by Item 9.01 in connection with the Acquisition.  Except for the filing of the financial statements and pro forma financial information, the Original Report is not being amended or updated in any manner.

In connection with the APA, Ganeden granted to our wholly-owned subsidiary, Schiff Nutrition Group, Inc., (“SNG”) a Utah corporation, a perpetual, exclusive, worldwide license under patents and associated know-how and other intellectual property rights to develop, manufacture and commercialize probiotics for use as dietary supplements for human consumption or human use over-the-counter without a prescription or otherwise in the vitamins, minerals and supplements market (including foods or beverages marketed as supplements), subject to certain exceptions, pursuant to an Intellectual Property License Agreement between Ganeden and SNG dated as of June 1, 2011 (the “License Agreement”).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements Of Business Acquired.

The Report of the Independent Auditor, the financial statements and the notes thereto of Ganeden Biotech, Inc. Dietary Supplements Business (the “Business Acquired”) listed below are attached as Exhibit 99.1 and are incorporated herein by reference.

•
The audited statement of assets acquired and liabilities assumed as of December 31, 2010 for the Business Acquired and the related audited statement of revenues and direct expenses for the year ended December 31, 2010.

•
The unaudited statement of assets acquired and liabilities assumed as of March 31, 2010 for the Business Acquired and the related unaudited statements of revenues and direct expenses for the three months ended March 31, 2011 and 2010.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet of the Company and subsidiaries as of February 28, 2011 and the unaudited pro forma consolidated statements of operations for the year ended May 31, 2010 and the nine months ended February 28, 2011, and the notes thereto, are attached as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of SS&G Financial Services, Inc., Certified Public Accountants.
99.1
Audited Financial Statements of Ganeden Biotech, Inc. Dietary Supplements Business as of and for the year ended December 31, 2010 and the Unaudited Financial Statements as of March 31, 2011, and for the three months ended March 31, 2011 and 2010, and the notes thereto.

99.2	Unaudited pro forma financial information of the Company and Subsidiaries as of and for the nine months ended February 28, 2011 and for the year ended May 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SCHIFF NUTRITION INTERNATIONAL, INC.

By:	/s/ JOSEPH W. BATY
Name: Joseph W. Baty
Title: Executive Vice President and Chief Financial Officer
Date: August 12, 2011

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of SS&G Financial Services, Inc., Certified Public Accountants.
99.1
Audited Financial Statements of Ganeden Biotech, Inc. Dietary Supplements Business as of and for the year ended December 31, 2010 and the Unaudited Financial Statements as of March 31, 2011, and for the three months ended March 31, 2011 and 2010, and the notes thereto.

99.2	Unaudited pro forma financial information of the Company and Subsidiaries as of and for the nine months ended February 28, 2011 and for the year ended May 31, 2010.